EMPOWER ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Harry Dalessio, a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Michele Drummey, Mike Knowles, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
PRIAC Variable Contract Account A (811-21988)	333-139334
PRIAC Variable Contract Account A (811-21988)	333-170345
PRIAC Variable Contract Account A (811-21988)	333-162553
PRIAC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March 2023.

/s/ Harry A. Dalessio
Director
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jonathan Kreider, a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Michele Drummey, Mike Knowles, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re- substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
PRIAC Variable Contract Account A (811-21988)	333-139334
PRIAC Variable Contract Account A (811-21988)	333-170345
PRIAC Variable Contract Account A (811-21988)	333-162553
PRIAC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March 2023.

/s/ Jonathan Kreider
Director
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Richard H. Linton, Jr. , a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Michele Drummey, Mike Knowles, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re- substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
PRIAC Variable Contract Account A (811-21988)	333-139334
PRIAC Variable Contract Account A (811-21988)	333-170345
PRIAC Variable Contract Account A (811-21988)	333-162553
PRIAC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March 2023.

/s/ Rich Linton
Director
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mary Maiers, a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Michele Drummey, Mike Knowles, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
PRIAC Variable Contract Account A (811-21988)	333-139334
PRIAC Variable Contract Account A (811-21988)	333-170345
PRIAC Variable Contract Account A (811-21988)	333-162553
PRIAC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March 2023.

/s/ Mary Maiers
Director
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Christine Moritz, President and Chief Executive Officer of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Michele Drummey, Mike Knowles, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re- substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
PRIAC Variable Contract Account A (811-21988)	333-139334
PRIAC Variable Contract Account A (811-21988)	333-170345
PRIAC Variable Contract Account A (811-21988)	333-162553
PRIAC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March 2023.

/s/ Christine Moritz
President and Chief Executive Officer
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Kara Roe, Chief Financial Officer and Controller of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Michele Drummey, Mike Knowles, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
PRIAC Variable Contract Account A (811-21988)	333-139334
PRIAC Variable Contract Account A (811-21988)	333-170345
PRIAC Variable Contract Account A (811-21988)	333-162553
PRIAC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March 2023.

/s/ Kara Roe
Chief Financial Officer and Controller
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Tina Wilson, a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Michele Drummey, Mike Knowles, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
PRIAC Variable Contract Account A (811-21988)	333-139334
PRIAC Variable Contract Account A (811-21988)	333-170345
PRIAC Variable Contract Account A (811-21988)	333-162553
PRIAC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March 2023.

/s/ Tina Wilson
Director
Empower Annuity Insurance Company